UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2008
TAKE-TWO INTERACTIVE SOFTWARE, INC. (Exact name of registrant as specified in its charter)

Delaware	0-29230	51-0350842
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

622 Broadway, New York, New York	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 536-2842
________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On February 24, 2008, Take-Two Interactive Software, Inc. (the “Company”) issued a press release in response to an unsolicited proposal by Electronic Arts Inc. to acquire the Company.

A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

99.1	Press Release entitled “Take-Two Interactive Software’s Board Rejects Electronic Arts’ Unsolicited Proposal as Inadequate” issued February 24, 2008 by Take-Two Interactive Software, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC. (Registrant)

By:	/s/ Seth D. Krauss
Seth D. Krauss Executive Vice President and General Counsel

Date: February 25, 2008

EXHIBIT INDEX

Exhibit
99.1	Press Release entitled “Take-Two Interactive Software’s Board Rejects Electronic Arts’ Unsolicited Proposal as Inadequate” issued February 24, 2008 by Take-Two Interactive Software, Inc.